Exhibit 10.1

iPSC Derivation Agreement

This iPSC Derivation Agreement (“Agreement”) is entered into on this 28th day of October 2013 (the “Effective Date”) by and between the California Institute for Regenerative Medicine (“CIRM”) having as its address 210 King Street 3rd Floor, San Francisco, California and Cellular Dynamics International, Inc. (“CDI”) having a primary place of business at 525 Science Drive, Madison, WI 53711 (singularly a “Party,” jointly the “Parties”).

RECITALS

A.

Whereas CIRM awarded CDI a grant under RFA 12-03 “CIRM hiPSC Derivation Award.”  The grant award is made under one of three RFAs released as part of the CIRM human induced pluripotent stem cell (hiPSC) Initiative, which consists of RFAs 12-02, 12-03 and 12-04.

B.

Whereas The RFA 12-02 Awards will fund clinicians and other scientists to identify, recruit, and obtain consent from sufficient numbers of affected and unaffected individuals (controls) to represent effectively a given disease’s manifestations. Such clinicians and scientists (“Tissue Collectors”) will then collect tissue samples for hiPSC line generation, along with appropriate demographic, medical, and/or diagnostic information (“Patient Samples”). Tissue samples collected under RFA 12-02 will be provided to the recipient of CIRM RFA 12-03 hiPSC Derivation Award (“Deriver” or CDI) for the production of hiPSC lines. The RFA 12-03 Award will support derivation of 3 hiPSC lines each from 3000 tissue donors, using CDI’s episomal reprogramming method for derivation modified as appropriate for the sample tissue type. Once the Deriver has generated, characterized, and released the hiPSC lines, the Deriver will ship them to the CIRM human pluripotent stem cell (hPSC) Repository that will be established under RFA 12-04.

C.

Whereas The overall goal of the CIRM hiPSC Initiative is to generate, for world-wide use by non-profit and for-profit entities, high quality disease-specific hiPSC resources for disease modeling and target discovery, as well as drug discovery and development in prevalent, genetically complex diseases.

D.

Whereas CDI submitted its application to RFA 12-03 contemplating that Coriell Institute for Medical Research (“Coriell”) would be awarded RFA 12-04;

E.

Whereas CIRM awarded the hPSC Repository Award under RFA 12-04 to Coriell, and CDI and Coriell expect to enter into a subcontract under which CDI will provide certain services in support of that Repository Award for certain fees payable by Coriell (the “Coriell Subcontract”);

F.

Whereas CDI has secured all requisite intellectual property rights to perform the derivation services under RFA 12-03, and has arranged for sublicense rights for the hiPSC lines derived by CDI, as more particularly set forth below.  Furthermore CDI has agreed to sublicense such rights upon the terms and

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conditions set forth in this Agreement in order to facilitate the greatest use of the iPSC Lines derived by CDI.

NOW, THEREFORE, in reliance on the mutual representations, warranties and agreements herein contained, the Parties agree as follows:

1.

Definitions.  Capitalized terms not otherwise defined herein will have the meaning set forth as follows:

a.

Application.  The application that CDI submitted with respect to RFA 12-03.

b.

Commercial Entity.  A (i) for-profit entity or a (ii) non-profit entity acting in a capacity of providing a service for commercial gain.

c.

Derivation Activities. Derivation of iPSC lines in accordance with the requirements of RFA 12-03, using the means and methods as described in CDI’s Application.

d.

Derivation IP Rights.  The intellectual property rights required to perform the Derivation Activities whether owned by CDI or licensed to CDI by iPS Academia Japan and the Wisconsin Alumni Research Foundation.  The patents covered by the Derivation IP Rights are listed in Exhibit A.

e.

Derivation Timeline.  CDI shall have (****) from the later of the Effective Date or the commencement date of the NGA to complete the Derivation Activities. The Derivation Timeline may be extended for (****) at no-cost to CIRM (a) upon mutual written consent of the Parties, such consent not to be unreasonably withheld by either Party or (b) automatically to the extent necessary to give CIRM the benefit of Idle Capacity Credit (as defined in Section 12) if the Progress Milestones are not completed and there is Idle Capacity Credit.

f.

Deriver.  The recipient of CIRM RFA12-03 hiPSC Derivation Award, which is CDI.

g.

Differentiated Cells. Cells made through a process of differentiating an iPSC Line.

h.

High Throughput Screening.  Screening more than 100 compounds using iPSC Lines and/or Differentiated Cells.

i.

iPSC Line(s).  The cell line(s) derived pursuant to RFA 12-03.

j.

Notice of Grant Award and NGA. The Notice of Grant Award executed by CIRM and CDI in connection with RFA 12-03.

k.

Patient Samples.  Tissue samples for hiPSC line generation collected under RFA 12-02 by the Tissue Collectors.

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l.

Progress Milestones.  Certain activities designated as “Progress Milestones” in Appendix A of the NGA.

m.

Repository.  The CIRM human pluripotent stem cell repository that will be established under RFA 12-04.

n.

Tissue Collectors.  Clinicians and scientists who collect the Patient Samples under RFA 12-02.

2.

Incorporation of Notice of Grant Award.  The Notice of Grant Award is hereby incorporated into this Agreement by reference, including but not limited to Progress Milestones set forth therein.  In the event of a conflict between this Agreement and the NGA, this Agreement shall prevail except where the NGA references the CIRM regulations in which case the CIRM regulations shall prevail.

3.

Incorporation of Application for hiPSC Derivation Award.  CDI’s Application filed in connection with CIRM’s RFA 12-03 is hereby incorporated into this Agreement by reference through the NGA.  Specific note is hereby made that it is the intent of the Parties that Section 13 of this Agreement is intended to prevail over provisions in the NGA and Application which relate to royalty and other charges that will apply to third parties who make, sell, offer for sale, use, or import or otherwise use iPSC Lines derived by CDI under this Agreement.

4.

Timeline and Progress Milestones.  CDI shall adhere to the Derivation Timeline and the Progress Milestones.  The Derivation Timeline and the Progress Milestones were established based on certain assumptions as reflected in CDI’s Application, as to the timing of the delivery and the nature of the Patient Samples, including that Patient Samples will be available to CDI in the quantities and at the times contemplated in the NGA and that they be of the quality and be collected in accordance the applicable protocol specified in the NGA (i.e., CBPiPS_021 Blood Collection and Shipping to CDI or CBPiPS_023 Skin Collection and Shipping to CDI) (Patient Samples of such specified types and combination thereof and quality are “Qualifying Patient Samples”) and are set forth in Appendix A of the NGA.  (****).  For avoidance of doubt, in the event that Progress Milestones are not met due to no fault of CDI including without limitation by reason of its failure to have received the requisite number of Qualifying Patient Samples as described above in this Section 4, then CDI shall not be in breach or default of or liable under any provision with respect to its performance of the Derivation Activities, and CIRM shall make the regularly scheduled payment so long as CDI processes the Qualifying Patient Samples it has received.  If a Progress Milestone is not met due to CDI’s failure in breach of this Section 4 to perform the Derivation Activities when Qualifying Patient Samples are available to CDI to permit it to do so, the Parties shall negotiate in good faith regarding adjustment of the Progress Milestones and payments in the Term with any payments suspended under the NGA resuming according to any adjusted Progress Milestones and with the possibility that such Progress Milestones and payments may take place during a (****) extension of the funded portion of the Term.

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5.

Compliance with Laws.  CDI is in any and all respects that may affect its performance under this Agreement in compliance with all federal, state, municipal and local laws ordinances and regulations, and all actions by CDI under this Agreement shall be in compliance with all federal, state, municipal and local laws ordinances and regulations.

6.

Protection of Health Information.  In accordance with RFAs 12-02, 12-03 and 12-04 and as contemplated in CDI’s Application, the Patient Samples shall not include, and CDI is not to otherwise to be provided with, whether by any of the Tissue Collectors, Coriell, CIRM or another person, any personal identifying information relating to the donors of the Patient Samples.  If, notwithstanding the foregoing, any private tissue donor information associated with the Tissue Samples should accidentally be received by CDI, it agrees to take appropriate precautions to guard against unauthorized individuals gaining access, either accidentally or deliberately, to any such private tissue donor information.  CDI shall not attempt to learn the identity of any person whose samples and associated information is included in the Patient Samples, or otherwise seek to de-code de-identified samples and shall not present or publish data in which the identity of an individual whose samples and associated information is included in the Patient Samples is expressly disclosed.

7.

Ownership.

a.

CIRM shall acquire and have ownership of all iPSC Lines as provided herein.  The Patient Samples shall be owned by the Tissue Collectors except as expressly provided otherwise herein.  While the Patient Samples are in the possession of CDI to permit it to perform the Derivation Activities, title to the Patient Samples shall remain with the Tissue Collectors; provided, however, that primary source cells in a Patient Sample shall cease to be part of and to comprise that Patient Sample, and instead shall become and comprise an iPSC Line owned by CIRM when CDI first begins Derivation Activities affecting those primary source cells. For avoidance of doubt, by reason of this Agreement or the performance of the Derivation Activities hereunder including the creation and transfer to the Repository of the iPSC Lines, CIRM agrees that will not acquire any rights in, to or under such intellectual property or any discovery, invention, enhancement, improvement, or know how, whether or not patentable or copyrightable or constituting a trade secret, conceived, created or made by CDI in the course of performing the Derivation Activities (that do not cover any potential use(s) of the iPSC Lines by CIRM, Coriell or any third parties), whether alone or jointly with another and whether fully to completion or subject to any further such activity, or assert any claim or challenge inconsistent with this sentence. Any intellectual property or any discovery, invention, enhancement, improvement, or know how, whether or not patentable or copyrightable or constituting a trade secret, conceived, created or made by CDI in the course of performing the Derivation Activities that covers any potential use of the iPSC Lines by CIRM, Coriell or any third parties shall be owned by CIRM.

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b.

In its respective agreements with the Tissue Collectors under RFA 12-02, CIRM will require the Tissue Collectors to agree or consent to (a) transfer Patient Samples that are skin samples to the Repository, and Patient Samples that are blood samples to an independent laboratory designated by CDI for further transfer by such laboratory to the Repository, (b) the withdrawal from the Repository and use of such materials by CDI to perform the Derivation Activities, to create the iPSC Lines or to perform the services and create the distribution cell banks contemplated in the Coriell Subcontract, and (c) the ownership of the iPSC Lines  as provided in this Agreement.  In its agreement with Coriell under RFA 12-04, CIRM will require Coriell to agree make Patient Samples available from the Repository to CDI in order to permit it to perform the Derivation Activities and create the iPSC Lines and to the ownership of the iPSC Lines as provided in this Agreement.  Upon request, CIRM will provide CDI with a copy of the portions of such agreements containing such provisions.

8.

Transfer to Repository.  Upon CDI’s transfer to the Repository of the iPSC Lines derived from a Patient Sample, CDI also shall transfer said Patient Sample to the Repository whereupon risk of loss of the Patient Sample(s) shall transfer to Coriell. Risk of loss of the iPSC Lines shall transfer from CDI to Coriell upon delivery of each iPSC Line to Coriell.  Coriell shall bear costs of such transfers.

9.

Patient Samples and Disclaimer of Warranties. The Patient Samples received by CDI pursuant to RFA 12-02, RFA 12-03 and RFA 12-04 may have hazardous properties. By accepting the Patient Samples, CDI assumes full responsibility for their safety and appropriate handling while in CDI’s possession. CIRM MAKES NO REPRESENTATIONS AND, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO THE PATIENT SAMPLES AND TIMELINESS OF DELIVERY.  CIRM MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE PATIENT SAMPLES. CDI assumes all liability for damages that may arise from CDI’s use, storage, or disposal of the Patient Samples and all other research materials used by CDI in the course of the Derivation Activities.

10.

CDI Non-Infringement Warranties.  Except as specifically set forth herein, CDI expressly warrants that its conduct of the Derivation Activities will not infringe any presently issued patent, copyright, trademark or other proprietary rights of any third parties.  As used herein, “presently issued” means issued by the U.S. Patent & Trademark Office or identified to CDI as rightfully owned or controlled by a third party in written notice of such third party proprietary rights received, as of the Effective Date, by CDI’s Chief Technology Officer.

11.

 Representations and Warranties:  CDI represents and warrants that:

a.

Derivation IP Rights -  (i) It possesses or has licensed to it the intellectual property rights necessary to perform the Derivation Activities; (ii) that as of the Effective Date of the Agreement such rights are in good

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standing; (iii) that it shall not abandon such rights and will undertake all requisite actions to maintain such rights in good standing; (iv) that the Derivation IP Rights are fully enforceable and will be licensable or sub-licensable to any and all third parties under the provisions of Section 13 below; and (v) that, assuming only that the parties to a transfer are licensed under Section 13 below, the iPSC Lines are freely licensable and are not encumbered by any use restrictions pertaining to the Derivation IP Rights except with respect to use of the iPSC Lines or Differentiated Cells in therapeutic treatment of humans or in human diagnostics.  For the avoidance of doubt, parties who gain access to iPSC Lines are responsible for obtaining any necessary intellectual property rights required beyond the intellectual property rights needed for the Derivation Activity, such as those pertaining to the use and exploitation of iPSC Lines and Differentiated Cells, which may include rights owned or licensed by CDI.

b.

Right to Sublicense and Compensation - CDI further represents that it will license and sublicense to any entity which seeks to purchase a CIRM funded iPSC Line from the Repository the Derivation IP Rights at the rates and under the conditions set forth in Section 13 below; provided, however, that if CDI is able to negotiate lower fees with the licensors of any Derivation IP Rights, the fees in Section 13 will be reduced to reflect such savings. CDI’s sole compensation for the Derivation Activities and sale of any iPSC Lines arises from the funds provided in the RFA 12-03, together with any subsequent services CDI provides or products it sells to third parties, and the royalties specified for CDI in Section 13 below. Notwithstanding the foregoing, any intellectual property owned or licensed by CDI beyond the Derivation IP Rights required by parties gaining access to the iPSC Lines in order to make or exploit Differentiated Cells or modified iPSC Lines will require subsequent licensing of rights from CDI.

c.

General – CDI represents and warrants that (i) it has the full power and authority to enter into and perform the Agreement, (ii) it will perform the Derivation Activities in a highly professional manner consistent with the industry standard and in accordance with the Agreement, i.e., using the means and methods described in the NGA, and (iii) performance of the Derivation Activities hereunder will not result in any third party (other than CIRM) acquiring any ownership rights or interest to any iPSC Lines generated pursuant to this Agreement.  For avoidance of doubt and notwithstanding any term or implication herein to the contrary, CDI shall not have responsibility under this Agreement, including without limitation under the foregoing representations and warranties, with respect to any rights or interest, or claims, of any third party arising out or relating to any lack of an appropriate informed consent of a donor of a Patient Sample and/or any failure of the agreements contemplated in Section 7b to be in effect.

12.

Idle Capacity Usage.  The Parties recognize that CDI, pursuant to Section 17

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below, may use the equipment and facilities purchased or rented with CIRM funding for non CIRM funded purposes.  In the event that after the (****) such equipment and facilities are not being used for the Derivation Activities or other activities specified in the Coriell Subcontract (“Idle Capacity”), CDI may use the Idle Capacity for non-CIRM funded purposes.  If CDI uses the Idle Capacity so that it receives revenues from third parties, then such revenue shall be credited to CIRM in the event that the Progress Milestones are delayed due to no fault of CDI (“Idle Capacity Credit”).  For the avoidance of doubt, this provision is (a) to prevent the potential double billing of time and resources by CDI where CIRM makes the payments that it is require to make to CDI for iPSC Lines that are to be created in a period within the Derivation Timeline which are not created and (b) to possibly extend the period of time that CDI can perform the Derivation Activities during the extension (****) if the Progress Milestones are not met due to no fault of CDI. (****)

13.

Sublicense and Fees. CDI agrees that it will enable any party to gain access to the iPSC Lines in the Repository using the procedure and for the fees as set forth in this Section 13; and CIRM will require Coriell to notify CDI of each party who would gain access to any iPSC Lines in the Repository and to prohibit any party to gain access to the iPSC Lines in the Repository unless the party has executed the Standard Form hiPSC License with CDI and paid such fees when and as due thereunder (which shall not be payable by non-Commercial Entities as contemplated in Section 13.b.).  CDI shall be responsible for obtaining an executed Standard Form hiPSC License from each party to gain access to any of the iPSC Lines and, if required, for collecting the fees payable to CDI in connection therewith.  Except with respect to the CIRM grant award for RFA 12-03 and fees owed to CDI by Coriell pursuant to the Coriell Subcontract, and assuming that an entity executes a license as contemplated herein prior to obtaining an iPSC Line or Lines, the fees and royalties contemplated below in this Section 13 are the sole compensation owed to CDI and its licensors with respect to third parties’ use of the iPSC Lines.

a.

Standard Licenses.  CDI will develop, with the participation and consent of iPS AJ and CIRM, a standard form of license agreement (“Standard Form hiPSC License”).  That Standard Form hiPSC License will be publically available.  Assuming only that a requester of an iPSC Line signs that form of license and timely remits any and all compensation due to CDI (whether that compensation is ultimately due to iPS AJ, WARF or CDI), and otherwise complies with the terms of the license, then that requester shall be licensed to use the iPSC Lines derived by CDI under the Derivation IP Rights.  The terms of the Standard Form hiPSC License shall include the economic terms below and may include other non-economic terms commonly used by iPS AJ in other licenses for its derivation technology.  The Standard Form hiPSC License will not permit the in vivo use of the iPSC Lines or Differentiated Cells in either the therapeutic treatment of humans or in human diagnostics, although it will permit drugs or other non-cellular treatment modalities to be developed under license.  The Standard Form hiPSC license shall be in addition to

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any material transfer agreement or end user agreement used by Coriell to distribute the lines.

b.

Non-Commercial Entities.  Provided an entity that is not a Commercial Entity does not transfer the iPSC Lines or any Differentiated Cells made from the iPSC Lines to a Commercial Entity, no fees attributable to the Derivation IP Rights will be further owed to CDI by entities that are not Commercial Entities that use the iPSC Lines or any Differentiated Cells made by that entity from the iPSC Lines, for internal research purposes including high throughput screening of any nature.  For the avoidance of doubt, no royalty or other fee attributable to the Derivation IP Rights shall be imposed by CDI for the use, sale, offer for sale, manufacture or import of any discovery arising from an entity other than a Commercial Entity’s use of the iPSC Lines and any Differentiated Cells made by that entity unless the continued use of the iPSC Line is required to commercially exploit that discovery.

c.

Commercial Entities.

i.

(****) employees - The following fees apply in the event that a Commercial Entity does not have a license agreement with one or more of the applicable parties noted below and seeks a Standard Form hiPSC License from CDI in order to use, and proliferate iPSC lines and to make, or have made, sell, or offer for sale Differentiated Cells subject to what is provided in Section 13.c.iii:

(A)

Pass through fees owed to iPS AJ:

(i)

Execution of an agreement with CDI which provides a sublicense to iPSC AJ’s patents in Exhibit A: $(****) (a one-time payment).

(ii)

Commercialization of a product, including a drug, or service which is enabled by use of the iPSC Lines and/or Differentiated Cells: $(****) (a one-time payment).

(iii)

Minimum Annual Royalty for all iPSC Lines:  $(****).

(iv)

Additional Annual Payment for High Throughput Screening for all iPSC Lines:  $(****).

(v)

Royalty Applicable to Non Drug-related Products and Services requiring continued use of the iPSC Lines: a royalty of (****)% will apply to net revenues derived from the use or sale of goods or services derived from or using the iPSC Lines and/or the Differentiated Cells.  No royalty shall be due with respect to the sale of (a) a therapeutic drug product not requiring continued use of the iPSC Lines or Differentiated Cells or (b) other discoveries not requiring continued use of the iPSC Lines or Differentiated Cells.

(B)

Pass through fees owed to WARF:

(i)

Execution of an agreement with CDI which provides

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a sublicense to WARF’s patents in Exhibit A: $(****) (a one-time payment).

(ii)

Commercialization of a product, including a drug, or service which is enabled by use of the iPSC Lines and/or Differentiated Cells: $(****) (a one-time payment).

(iii)

Minimum Annual Royalty for all iPSC Lines:  $(****)

(iv)

Additional Annual Payment for High Throughput Screening for all iPSC Lines: $(****).

(v)

Royalty Applicable to Non Drug related Products and Services requiring continued use of the iPSC Line: a royalty of (****)% will apply to net revenues derived from the use or sale of goods or services derived from or using the iPSC Lines or the Differentiated Cells.  No royalty shall be due with respect to the sale of (a) a therapeutic drug product not requiring continued use of the iPSC Lines or Differentiated Cells or (b) other discoveries not requiring continued use of the iPSC Lines or Differentiated Cells.

(C)

Fees owed to CDI:

(i)

Royalty Upon execution of an agreement with CDI which provides a license to CDI’s patents in Exhibit A and applicable to Non Drug related Products and Services requiring continued use of the iPSC Line: a royalty of (****)% will apply to net revenues derived from the use or sale of goods or services derived from or using the iPSC Lines or Differentiated Cells.  No royalty shall be due with respect to the sale of (a) a therapeutic drug product not requiring continued use of the iPSC Lines or Differentiated Cells or (b) other discoveries not requiring continued use of the iPSC Lines or Differentiated Cells.

ii.

(****) employees - The following fees apply in the event that a Commercial Entity does not have a license agreement with one for more of the applicable parties noted below and seeks a Standard Form hiPSC License from CDI in order to use, make, have made, sell, or offer for sale iPSC Lines and Differentiated Cells, subject to what is provided in Section 13.c.iii:

(A)

Pass through fees owed to iPS AJ:

(i)

Execution of an agreement with CDI which provides a sublicense to iPS AJ’s patents in Exhibit A: $(****) (a one-time payment).

(ii)

Commercialization of a product, including a drug, or service which is enabled by use of the iPSC Lines and/or Differentiated Cells: $(****) (a one-time payment).

(iii)

Minimum Annual Royalty: $(****) for all iPSC Lines.

(iv)

Additional Annual Payment for High Throughput

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Screening for all iPSC Lines: $(****).

(v)

Royalty Applicable to Non Drug-related Products and Services requiring continued use of the iPSC Line: a royalty of (****)% will apply to net revenues derived from the use or sale of goods or services using or derived from the iPSC Lines or Differentiated Cells.  No royalty shall be due with respect to the sale of (a) a therapeutic drug product not requiring continued use of the iPSC Lines or Differentiated Cells or (b) other discoveries not requiring continued use of the iPSC Lines or Differentiated Cells.

(B)

Pass through fees owed to WARF:

(i)

Execution of an agreement with CDI which provides a sublicense to WARF’s patents in Exhibit A: $(****) (a one-time payment).

(ii)

Commercialization of a product, including a drug, or service which is enabled by use of the iPSC Lines and/or Differentiated Cells: $(****) (a one-time payment).

(iii)

Minimum Annual Royalty for all iPSC Lines:  $(****).

(iv)

Additional Annual Payment for High Throughput Screening for all iPSC Lines: $(****).

(v)

Royalty Applicable to Non Drug-related Products and Services requiring continued use of an iPSC Line:  a royalty of (****)% will apply to net revenues derived from the use or sale of goods or services using or derived from the iPSC Lines or Differentiated Cells.  No royalty shall be due with respect to the sale of (a) a therapeutic drug product not requiring continued use of the iPSC Lines or Differentiated Cells or (b) other discoveries not requiring continued use of the iPSC Lines or Differentiated Cells.

(C)

Fees owed to CDI:

(i)

Royalty Upon execution of an agreement with CDI which provides a license to CDI’s patents in Exhibit A and applicable Products and Services requiring continued use of the iPSC Line: a royalty of (****)% will apply to net revenues derived from the use or sale of goods or services using or derived from the iPSC Lines or the Differentiated Cells.  No royalty shall be due with respect to the sale of (a) a therapeutic drug product not requiring continued use of the iPSC Lines or Differentiated Cells or (b) other discoveries not requiring continued use of the iPSC Lines or Differentiated Cells.

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iii.

Pass through fees –Each reference in Sections 13.c.i. and 13.c.ii. to “(****)” employees instead shall be to “(****)” employees from such time CDI gives written notice to CIRM that iPS AJ has agreed in writing that “(****)” employees instead shall apply for purposes hereof and of the Standard Form hiPSC License.  CDI shall use its good faith commercially reasonable efforts to obtain such agreement from iPS AJ and CDI shall give written notice to CIRM promptly after CDI obtains such agreement from iPS AJ; it is understood and agreed, for avoidance of doubt, that CDI shall not be required to suffer any detriment or offer any other consideration to iPS AJ in addition to such pass through fees to iPS AJ from the Standard Form hiPSC License in order to obtain such agreement from iPS AJ.

14.

Right to Negotiate Lower Fees.  The fees set forth in Section 13 represent the maximum of such fees to be owed by third parties for iPSC Lines.  Any and all third parties may seek to negotiate alternative terms with CDI, iPS AJ and WARF in lieu of obtaining a sublicense pursuant to Section 13 herein from CDI.

15.

Indemnification.  CDI shall indemnify, defend and hold harmless CIRM, the State of California, and their respective agents, officers and employees (“CIRM Indemnitees”) against any and all liabilities, losses, damages, claims, penalties, costs or expenses, interest, awards, judgments and penalties brought by or awarded to any third party (i.e., a person other than a CIRM Indemnitee) which any of them may sustain, incur or be required to pay (howsoever, they may occur), including, without limitation, reasonable attorneys’ and consultants’ fees (“Losses”), resulting from, arising out of, or in connect with: (i) CDI’s execution, delivery and performance of CDI’s obligations under the Agreement including the performance of the NGA by CDI; (ii) any material breach by CDI of any representation, warranty or covenant under the Agreement; (iii) any CIRM-Funded Invention as defined in Cal.Code Regs, tit. 17, Section 100601(c); provided that CDI shall not be required to indemnify CDI to the extent such Losses or caused by (a) any CIRM Indemnitee’s gross negligence of willful misconduct, (b) a breach of CIRM’s obligations under this Agreement or (c) a breach of any of CIRM’s representations and warranties made under this Agreement.  CDI’s agreement to indemnify, defend and hold the Indemnitees harmless as provided above is conditioned on the Indemnitee (i) providing prompt written notice to CDI of such potential or actual Losses within thirty (30) days after the Indemnitee has knowledge of such potential or actual Losses, provided that failure to provide notice within thirty (30) days shall not excuse CDI’s obligation under this Section 15 unless such delay actually prejudiced the defense of the claim; (ii) permitting CDI to assume full responsibility to investigate, prepare for and defend against any such Losses, provided that the selection of counsel is reasonably satisfactory to CIRM; (iii) assisting CDI, at CDI’s reasonable expense, in the investigation of, preparation for and defense against any claim, demand or action relating to such Losses; and (iv) not compromising or settling any claim, demand or action in respect of such Losses without CDI’s written consent not to be unreasonably withheld, preconditioned or delayed.  For the avoidance of doubt, CDI’s indemnity obligations under this

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Section 15 are intended to satisfy CDI’s indemnity obligations under the Grant Administration Policy, and in the event of any conflict between the Grant Administration Policy and Section 15, the Grant Administration Policy shall govern.

16.

Disclaimers and Limitation.  EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH HEREIN AND THOSE (IF ANY) REQUIRED IN THE CIRM REGULATIONS, CDI AND CIRM MAKE NO OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED.  ALL OTHER REPRESENTATIONS AND WARRANTIES WHATSOEVER AND HOWEVER THEY MAY BE CLAIMED, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED.

17.

Coriell Subcontract; Use of Equipment and Facilities.  CIRM shall have the right to approve the Coriell Subcontract and any form of agreement (e.g., material transfer agreement) between the parties thereto required under the Coriell Subcontract.  CIRM hereby consents to CDI’s use of equipment and facilities purchased or rented with funds received hereunder or funds paid under RFA 12-04 for purposes other than CDI’s performance of the Derivation Activities hereunder or the services under the Coriell Subcontract, provided that such other use does not prevent, hinder or delay CDI’s performance of the Derivation Activities hereunder or the services under the Coriell Subcontract.

18.

Insurance.  CDI agrees to obtain and maintain, at a minimum, (i) commercial general liability insurance applicable to the Party’s activities hereunder and providing, on an occurrence basis, a minimum combined single limit of $(****) (umbrella or excess liability policies may be used to meet the required limit), (ii) workers’ compensation insurance as required by applicable statute and (iii) employers liability insurance with coverage of at least $(****) per occurrence.  In addition, CDI’s insurance shall cover replacement cost of the Patient Samples and iPSC Lines due to spoilage while in CDI’s possession.

19.

Confidentiality.  As a public entity, CIRM is subject to the California Public Records Act and thus documents and other materials made or received by its employees are subject to public disclosure, unless an exception applies.  If CDI submits confidential or proprietary material to CIRM, including but not limited to any trade secrets, it shall label the material “Confidential.”  CIRM agrees to maintain the confidentiality of such material except in the event CIRM receives a proper Public Records Act request for such material.  In the event CIRM receives a proper Public Records Act request for material that CDI has labeled “Confidential,” CIRM shall, as soon as practicable, provide notice to CDI so it has an opportunity to object to such disclosure.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

20.

Term and Termination.

a.

Term.  The term of this Agreement (“Term”) shall commence on the Effective Date and continue in full force and effect until the earlier of such date when the Derivation Activities have been performed or its expiration on the (****) anniversary of the date on which the NGA first becomes effective.

b.

Termination by CIRM.  CIRM may terminate this Agreement and its Term by giving notice (which may be effective immediately) to CDI:

i.

in the event of a material breach by CDI of this Agreement which breach remains uncured (****) after CDI’s receipt of notice from CIRM specifying the nature of such breach unless by the (****) CDI has produced a plan to cure such breach that is reasonably acceptable to CIRM;

ii.

in the event of the failure of CDI to comply with the accepted plan described in the preceding clause (i) or, in the case of delayed Progress Milestones due to CDI’s failure in breach of Section 4 to perform the Derivation Activities when Qualifying Patient Samples are available to CDI to permit it to do so, if such Progress Milestone is not fulfilled within (****) of the original target date;

iii.

in the event that a significant number of Tissue Collectors in RFA 12-02 or Coriell in RFA 12-04 fail to achieve milestones in their respective grant awards, provided that CIRM, promptly after a receipt of notice from CDI in connection with such termination, pays or reimburses CDI for all documented costs and expenses that it has reasonably incurred consistent with the approved budget in the NGA (and for which it has not yet received payment hereunder prior to termination); and

iv.

for termination pursuant to 20.b.i. and 20.b.ii, CIRM shall receive reimbursement for those funds disbursed to CDI through this Agreement and via the Coriell Subcontract (in which CIRM is a third party beneficiary of Coriell, if the Coriell Subcontract also is terminated as a result of the same breach or non-compliance by CDI that is the basis for the termination of this Agreement) which funds represent payments for Derivation Activities hereunder or Services under the Coriell Subcontract for activities or services that were to be, but pursuant to such breach or non-compliance in fact were not, performed.  Such reimbursement shall include reimbursement for any equipment purchased by CDI with CIRM funding hereunder using a linear depreciation over (****); provided, however, that in lieu of providing such reimbursement CDI may, at its cost and expense, transfer to CIRM all right, title and interest of CDI in and to such equipment, free and clear of liens and other encumbrances.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

c.

Termination by CDI.  CDI may terminate this Agreement and its Term by giving notice (which may be effective immediately) to CIRM in the event of the failure of CIRM to make any payment when due or payable hereunder or under the NGA which breach remains uncured (****) after CIRM’s receipt of written notice from CDI specifying such failure to pay.

d.

Survival.  Sections 1 through 3, 6 through 16, and 18-21 shall survive the termination of this Agreement (whether at the expiration of the Term or its earlier termination).  For the avoidance of doubt, the pricing in Section 13 shall survive the termination or expiration of this Agreement.

21.

Miscellaneous.

a.

Force Majeure. Both Parties shall be excused of, and shall not be responsible for or in breach by reason of, any delay or failure in the performance of its obligations under this Agreement or the NGA that is due to any circumstance or event that is not reasonably foreseeable or otherwise caused by or under the control of the Party claiming Force Majeure, including but not limited to Acts of God, earthquakes and other natural disasters, fire, explosion, riot and other civil disturbances, sabotage, terrorism, war, government acts including a change in law or regulation, embargos, labor strikes and lock-outs, transportation delays and other like events that are beyond the reasonable anticipation or control of the Party affected thereby and which events or the effects thereof are not attributable to a Party’s failure to perform its obligations under this Agreement.

b.

Severability.  If any provision of this Agreement is held to be invalid or unenforceable and it cannot be amended to conform with applicable laws so as to be valid and enforceable, then such provision shall be stricken and the remainder of this Agreement shall remain in full force and effect to carry out intentions of the parties as nearly as reasonably possible.

c.

Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of California without regard to any choice or conflict of laws rule or principle that would result in the application of the laws of any other jurisdiction. Each party irrevocably and unconditionally submits in any legal action or proceeding relating to this Agreement to the exclusive general jurisdiction of courts located within California and appellate courts thereof and consents that any such action or proceeding may be brought in such courts and waives any objection to personal jurisdiction or venue therein.

d.

Notices.  Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be deemed given on the date received, if delivered personally or by fax, or five (5) days after the date postmarked, if sent by registered or certified U.S. mail, return receipt requested, postage prepaid to the following address:

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

If to CDI:

Cellular Dynamics International, Inc.

525 Science Dr.

Madison, WI  53711

Attn:  President

With a copy to:

Anna Geyso, Esq.

Godfrey & Kahn

780 N. Water St.

Milwaukee, WI  53202

If to CIRM:

Elona Baum

General Counsel

California Institute For Regenerative Medicine

210 King Street, 3rd Floor,

San Francisco, CA 94107

e.

Changes and Modifications.  No changes or modifications of this Agreement shall be deemed effective unless in writing and executed by the Parties hereto.

f.

Assignment; Binding Effect.  Neither this Agreement nor the rights or obligations hereunder of either Party may be assigned or delegated by the Party without the prior written consent of the other Party except that, and for the avoidance of doubt, such written consent shall not be required with respect to any assignment, delegation or other transfer including without limitation by operation of law of this Agreement and rights and obligations hereunder by a Party to any person who acquires or succeeds  to substantially all of the business and assets of such Party.  Any purported assignment or delegation without any consent required hereunder shall be void and ineffective for all purposes.  This Agreement is binding on, and inures to the benefit of, the Parties and their respective successors and permitted assigns.  Except as is expressly otherwise provided herein, this Agreement is not intended to confer upon any person other than the Parties any rights or remedies,

g.

Entire Agreement.  This Agreement, together with the confidentiality agreement entered into in connection with the provision to CIRM of information regarding CDI’s license agreement(s) with iPS AJ and/or WARF as contemplated in CDI’s Application, constitutes the entire agreement of the parties with regard to its subject matter and supersedes all previous written or oral representations, agreements and understandings between CIRM and CDI.

h.

Consent regarding Start Date.  By his execution and delivery of this Agreement, CIRM’s President hereby waives CIRM’s requirement under

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

the Grant Administration Policy set forth in Sections 100500 and 100501 of the CIRM regulations that the NGA have a start date that is no later than six months after the date that the ICOC approved the Application for funding.

IN WITNESS WHEREOF, the parties of this Agreement, having read and understood the foregoing, acknowledge their legally binding acceptance of this Agreement by the signatures of their respective authorized representatives below as of the Effective Date.

Cellular Dynamics	California Institute for
International, Inc.	Regenerative Medicine

By: /s/ Thomas M. Palay	/s/ Dr. Patricia Olson
Thomas M Palay	Dr. Patricia Olson
President	Executive Director for Scientific
Activities

Date: October 29, 2013	Date: October 29, 2013

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

Title	Patent or Application Number	Ownership

(****) (Table omitted)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.